SEI DAILY INCOME TRUST

Money Market Fund
Ultra Short Duration Bond Fund
Short-Duration Government Fund
Intermediate-Duration Government Fund
GNMA Fund
(each, a "Fund," and together, "the Funds")

Supplement dated October 3, 2014
to the Statement of Additional Information (the "SAI") dated May 31, 2014

In the section titled "The Administrator and Transfer Agent", the information with respect to the Funds in the first chart under the sub-heading "Administration Fees" is hereby deleted and replaced with the following:

Fund	Administration Fee
Money Market Fund	0.30%
Ultra Short Duration Bond Fund	0.30%
Short-Duration Government Fund	0.30%
Intermediate-Duration Government Fund	0.30%
GNMA Fund	0.30%

There are no other changes to the administration fee disclosure of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-901 (10/14)